                                                                  EXHIBIT 10.09

                               SECOND AMENDMENT
                            TO EMPLOYMENT AGREEMENT
                             DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended on March 31, 1995 (the "Agreement") by and between J. Baker, Inc. and Sherman N. Baker. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 3(a) of the Agreement entitled "Compensation" is hereby amended by deleting the figure "$315,000" in the third line thereof and inserting in its place the figure "$283,500".

         2. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1996" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1997".

         3. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:/s/ Jerry M. Socol                                  March 31, 1996
         Jerry M. Socol                                Date
         President and
         Chief Executive Officer




   /s/ Sherman N. Baker                                March 31, 1996
         Sherman N. Baker                              Date